Exhibit 10.51

Contract No.: W. A. L. S. N. X. J. Z. [2016] No. 06802016686196

Enterprise Loan Contract

Borrower: Northern Altair Nanotechnologies Co., Ltd.

Lender: Wu'an Rural Credit Union Co., Ltd.

Loan Type: Medium and long term

December 19, 2016

Note

In order to safeguard your interests, please carefully read the following precautions before signing this Contract:

1. You have read all the terms of this Contract, and have been aware of their meanings; and relevant authorities of Hebei provincial rural credit cooperatives have given a clear and specific explanation and description of concepts, terms, etc. in the Contract;

2. You have ensured that the relevant documents and materials submitted to the Lender are true, lawful and valid;

3. You have confirmed that you have the right to sign this Contract and are aware of the rights and obligations under this Contract.

4. You are aware that you must bear corresponding legal liabilities if committing any fraud or breach;

5. You will be in the principle of good faith and credit to voluntarily sign and perform this Contract accordingly;

6. Please neatly fill in the contents you need to fill out with a pen or sign pen.

If you have any questions about this Contract, please consult with Hebei provincial rural credit cooperatives at all levels before signing.

Enterprise Loan Contract

W. A. L. S. N. X. J. Z. [2016] No. 06802016686196

Borrower (Party A): Northern Altair Nanotechnologies Co., Ltd.

Certificate Name: Business license	Certificate No.: 91130481596827470T

Legal Representative (Person in Charge): Wei Guohua

Domicile: North of Dongzhuchang Village, Wu'an Town, Wu'an City, Hebei

Postal Code: 056300	Fax: _____________	Tel.: 5677776

Lender (Party B): Wu'an Rural Credit Union Co., Ltd.

Legal Representative (Person in Charge): Kang Zhibin

Domicile: No. 585, Fuqiang Street, Wu'an City

Postal Code: 056300	Fax: _____________	Tel.: 0310-5611101

According to relevant laws, regulations and rules, Party A and Party B have entered into this Contract by mutual agreement so as to jointly abide by it.

Article 1 Amount of Loan

Party A borrows (currency) RMB (in words) One Hundred and Five Million Only from Party B.

Article 2 Usage of Loan

The loan shall be used for repayment, and Party A shall not change the usage of loan without the written consent of Party B.

Article 3 Way of Drawdown

The loan amount provided in Article 1 hereof shall be drawn down in the following Way ___:

(A) One-time drawdown

The loan term is from December 19, 2016 to June 18, 2018.

In case of any inconsistence between the date of commencement of the loan term hereunder and the loan transfer document (including borrowing debits, computer-generated electronic debit of Party B, etc., the same below), the actual date of loan release recorded on the loan transfer document during release shall prevail.

The loan transfer document is an integral part of this Contract and has the same legal effect as this Contract.

One-time drawdown means that, after the signing of the loan contract and the loan transfer voucher, Party B releases all the borrowing amounts to Party A's clearing account or special loan account opened at Party B in just on time. In case of any repayment in advance, the repaid part cannot be used again.

(B) Drawdown as scheduled

The loan contract term is from _____________ to _____________.

Drawdown as scheduled means, within the loan contract term hereunder, using the borrowing limit by the number of times according to the disbursement schedule hereunder, where the latest maturity date shall not exceed the loan contract term and the drawdown limit that has been repaid can not be reused.

In case of any inconsistence between the date of commencement of each loan here and the loan transfer document (including borrowing debits, computer-generated electronic debit of Party B, etc., the same below), the actual date of loan release recorded on the loan transfer document during release of such a loan shall prevail.

The loan transfer document is an integral part of this Contract and has the same legal effect as this Contract.

Party A shall disburse funds in accordance with the following plan, and Party A shall not advance, defer or cancel it unless Party B agrees in writing.

1. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

2. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

3. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

4. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

5. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

6. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

……

(C) Other way of drawdown

Article 4 Loan Interest Rate and Penalty Interest Rate

1. Loan interest rate

The loan interest rate hereunder is the monthly interest rate, and the interest rate shall be adopted the following Type A:

(A) A single loan hereunder shall follow a fixed interest rate, and such an interest rate will remain unchanged during the loan term. Both parties agreed that the loan interest rate for this Contract is 142% of the benchmark lending rate (floating upward/ downward) as announced by the People's Bank of China and the interest rate is 9.579167 ‰ monthly interest. During the loan term, if the interest rate is adjusted, the unused portion will follow the adjusted interest rate when used, and (float upward/ downward) according to the proportion as agreed in this Article. The interest rate adjustment date is the 1st day of the second __ (day / month / quarter / year) after the People's Bank of China announces adjustment to the benchmark lending rate.

(B) Floating interest rate, that is, both parties agree on that the loan interest rate on the value date hereunder is ___ % of the benchmark lending rate (floating upward/ downward) as announced by the People's Bank of China and the interest rate is ___ ‰ monthly interest. During the loan term, change according to the benchmark lending rate as announced by the People's Bank of China and (float upward/ downward) according to the proportion as agreed in this Article. The interest rate adjustment date is the 1st day of the second __ (day / month / quarter / year) after the People's Bank of China announces adjustment to the benchmark lending rate.

(C) All the borrowings hereunder are subject to a fixed interest rate, and the interest rate remains unchanged during the contract term. Both parties agree on that the loan interest rate hereunder is ___ % of the benchmark lending rate (floating upward/ downward) as announced by the People's Bank of China and the interest rate is ___ ‰ monthly interest.

2. Penalty interest rate

(A) If Party A fails to use the loan according to the contractual purpose, the penalty interest rate shall be 100% upward of the loan interest rate as stipulated in the first paragraph of this Article.

(B) If the loan hereunder is overdue, the penalty interest rate shall be 50% upward of the loan interest rate as stipulated in the first paragraph of this Article.

(C) Loans with overdue and embezzlement situations shall be subject to the re-calculation of penalty interest and compound interest.

Article 5 Interest Calculation

1. The loan interest shall be calculated from the date on which the loan is released to the settlement account or special loan account of Party A. The loan hereunder is calculated the interest on a daily basis, with the daily interest rate = monthly interest rate / 30. If Party A can not pay interest in accordance with the settlement date as stipulated in this Contract, the compound interest shall be collected from the following day.

2. A loan with a fixed rate shall be calculated the interest at an agreed rate. A loan with a floating interest rate shall be calculated the interest according to the current interest rates in different floating periods. If there are several floating interest rates in a single interest settlement period, first calculate the interest in different floating periods, and then calculate the interest in the settlement period based on the interest on the settlement date and during the general floating period.

Article 6 Conditions for Withdrawal

1. Party B shall be obligated to release loans only if continuing to meet the following prerequisites, with the exception that Party B waives in whole or in part:

(A) Party A has completed the approval, registration, delivery, insurance and other legal formalities related to the loans hereunder;

(B) The claims hereunder are secured, and the security in line with the requirements of Party B has been legally established and continued to be effective;

(C) Party A has opened an account for withdrawal and repayment according to the requirements of Party B;

(D) Party B has received the drawdown application for borrowing limit from Party A and has already reviewed and approved it;

(E) Party A does not have any breach as stipulated in this Contract or any of the circumstances in this Contract which may endanger the security of Party B's claims;

(F) Laws, regulations, rules or competent departments do not prohibit and restrict Party B from issuing the loan hereunder;

(G) Other conditions:

2. Party A shall submit to Party B a drawdown application __ working days before the proposed withdrawal date, and make it clear whether it is in the form of Party B's entrusted payment method or Party A's own payment method. Party A confirms that Party B shall have the right to examine whether Party A's relevant information complies with the terms of payment as stipulated in this Contract and shall have the power to decide on the way of payment of corresponding loans.

3. In the process of loan release and payment, Party B shall have the right to require Party A to supplement the conditions for withdrawal and payment, or change the payment method of loans and stop the release and payment of loan funds if Party A has the following circumstances:

(A) There is a decline in credit conditions;

(B) The profitability of primary business is not strong;

(C) The use of loan funds is abnormal; or

(D) It violates other contractual obligations.

Article 7 Release and Payment

1. Release

Party B shall remit the borrowing amount to the following settlement account or loan release / special payment account opened by Party A at Party B according to the time stipulated in each loan transfer voucher, and designate the fund return account. Party A agrees that Party B may monitor the following account of Party A.

1. Settlement account

Bank of Deposit: Wu'an Rural Credit Union Co., Ltd.

Account Name: Northern Altair Nanotechnologies Co., Ltd.

Account No.: __________________________________

2. Loan release / special payment account:

Bank of Deposit: Wu'an Rural Credit Union Co., Ltd.

Account Name: Northern Altair Nanotechnologies Co., Ltd.

Account No.: 068880122000065703

3. Fund return account

Bank of Deposit: Wu'an Rural Credit Union Co., Ltd.

Account Name: Northern Altair Nanotechnologies Co., Ltd.

Account No.: __________________________________

The settlement account or loan release / special payment account is used to calculate the release and payment of the loan funds applied by Party A at Party B. Party A confirms that Party B shall transfer the loan funds drawn up by Party B to the settlement account or loan release / special payment account according to the Contract.

Party A confirms that the fund return account is the income account and repayment reserve account hereunder. The repayment of loan principal and interest hereunder shall be transferred from the fund return account. Party A's cash flow of income or overall cash flow should enter the fund return account. Party A shall promptly provide information on the capital entry and exit of the account. Party B shall have the right to monitor the fund return account, and shall have the right to ascertain the reason and take corresponding measures when the capital flow of the fund return account is abnormal.

2. Entrusted payment

(A) Party A agrees that the payment of loan fund meeting one of the following conditions shall adopt the way of entrusted payment by the lender. Specific conditions for the implementation of entrusted payment by the lender are as follows:

① In a working capital loan, the object of payment is clear and the single payment amount exceeds RMB 4 million (inclusive);

② In a fixed asset loan, a single amount is more than 5% of the total project investment but is no less than 500,000 Yuan or the fund to pay exceeds RMB 5 million.

③.________________________________________________________;

④________________________________________________________.

(B) When the entrusted payment is adopted, Party A shall submit a request for withdrawal, a power of attorney on payment and related transaction evidences in line with the requirements of Party B, including but not limited to:

1. Any supporting document about whether the payment purpose is in conformity with the purpose specified in this Contract;

2. A business contract signed by and between Party A and a third party or any written document truly reflecting Party A's obligations to pay;

3. Corresponding invoices or receipts, if they can not be obtained during the payment, Party A shall supplement corresponding payment invoices or receipts after the completion of payment.

4. Valid and valid payment vouchers; and

5. Other supporting documents required to submit by Party B.

(C) Party B shall have the right to examine whether the payment object and the payment amount on the payment application submitted by Party A are consistent with corresponding business contracts and other supporting information in accordance with the purposes stipulated in this Contract.

(D) After the examination and approval, Party B shall pay the loan funds to Party A's transaction object which is in line with the contractual purpose through Party A's settlement account or special loan account at Party B.

(E) Party A shall pay to Party B the remittance fee arising from the payment of loan funds, and Party B shall have the right to deduct it directly according to the actual amount at the time of the remittance.

3. Self-payment

If the borrower adopts the method of self-payment, Party A shall submit a written application plan to Party B, and the loan funds may be paid by Party A on its own, but must meet the purpose in the loan contract; and Party A shall summarize and report the self-payment of loan funds to Party B in the (frequency) of ______. Party B shall have the right to check whether Party A's borrowing payment conforms to the purposes stipulated in the loan contract through account analysis, certificate examination, on -the-spot investigation and other ways.

Article 8 Repayment and Settlement Method

1. The loan hereunder may be repaid according to the following Type D:

(A) Equal principal and interest, Monthly payment = Principal x Monthly interest rate x (1 + Monthly interest rate) Number of months / (1 + Monthly interest rate) Number of months – 1;

(B) Equivalent principal, Monthly payment = Principal / Number of months + (principal – Total repayment of principal) x Monthly interest rate;

(C) Annual interest settlement and repayment of mature principal; the settlement date is fixed to the 20th of the last month of each year. If the final repayment date of the loan principal is not on the settlement date, the unpaid interest should be cleared together with the principal;

(D) Monthly interest settlement and repayment of mature principal; the settlement date is fixed to the 20th of each month or the last month of each quarter. If the final repayment date of the loan principal is not on the settlement date, the unpaid interest should be cleared together with the principal;

(E) Repayment of principal according to the following plan and ___(monthly/ quarterly) interest settlement. The settlement date is fixed to the 20th of each month or the last month of each quarter, and the interest should be cleared together with the principal during the final repayment.

1. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

2. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

3. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

4. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

5. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

6. _______________(MM/DD/YYYY), amount (in words)_____________ (Ten Thousand) Yuan;

……

(F) Other way

2. Party A shall deposit in a corresponding account of Party A as stated in "Article 7" the amount sufficient to repay the principal and interest of the current loan before each repayment date. Party A agrees that Party B may directly draw loan principal and interest from this account. Party B shall have the right to decide whether or not to collect when the amount in the account is insufficient to offset the current loan principal and interest, and shall have the right to transfer from other account of Party A opened in the rural credit cooperative system of Hebei Province for repayment on the repayment date as stipulated in this Contract. If Party B does not collect, the total principal amount of the borrowing shall be overdue; and if Party B collects, the shortfall shall be overdue. During the performance hereof, a consent from Party B should be obtained if Party A requires to change the designated repayment account.

3. Party B shall have the right to first use Party A's repayment to repay various expenses that should be undertaken by Party A but paid by Party B on behalf as well as expenses for Party B to realize claims, and the rest should be cleared according to the principle of first interest and then principal or interest together with principal. But for the uncollected loan whose principal is overdue for more than 90 days, the uncollected loan whose interest is overdue for more than 90 days or the loan otherwise provided by laws, regulations or rules, Party A's repayment shall, after paying the aforesaid expenses, be made according to the principle of first principal and then interest.

Article 9 Repayment in Advance

Party A shall make an application to Party B 0 working day in advance for early repayment, and may repay part or all of the principal in advance with the consent of Party B. In case of repayment in installments by Party A, if part of the loan principal is repaid in advance, the repayment shall be made in the order of earliest maturity in the repayment plan and the interest rate shall still follow the loan interest rate as stipulated in this Contract. After the repayment is made in advance, the loan that has not been repaid is to be executed at the interest rate as stipulated in this Contract. If all the loans are repaid in advance, the interest may be collected according to the following Way __:

(A) To collect interest according to the actual borrowing period and the interest rate hereunder, and pay the liquidated damages equivalent to __% of the principal repaid in advance.

(B) To collect interest according to the borrowing period and the interest rate hereunder, and pay the liquidated damages equivalent to __% of the principal repaid in advance.

(C) To collect interest according to the actual borrowing period, the benchmark interest rate corresponding to the actual borrowing period as promulgated by the People's Bank of China at the time of signing this Contract and the interest rate after the agreed float hereunder, and pay the liquidated damages equivalent to __% of the principal repaid in advance.

For repayment in advance, the loan interest paid shall not be adjusted.

Article 10 Rights and Obligations of Party A

1. Rights of Party A

(A) To apply to Party B for borrowing drawdown as stipulated in this Contract;

(B) To use the loan as stipulated in this Contract;

(C) To require Party B to keep confidential of relevant financial information and the trade secrets on production and operation provided by Party A, unless otherwise specified by laws, regulations and rules, otherwise required by competent authorities or otherwise agreed by both parties.

(D) To reject Party B and its staff to obtain a bribe, and report to relevant departments in respect of the above acts or Party B's violation of relevant national credit interest rates, service fees and other laws and regulations.

2. Obligations of Party A

(A) To withdraw in accordance with the provisions hereof, make full repayment of loan principal and interest and bear various expenses as stipulated in this Contract;

(B) To provide relevant financial and accounting information and production and operation information as required by Party B, including but not limited to balance sheet as of the end of the prior quarter to Party B within the first 15 working days in the first month of each quarter and income statement as of the end of the prior quarter (income and expenditure statement for institutions) as well as cash flow statement for the current year provided at the end of a year; take responsibility for the authenticity, completeness and validity of the information provided, and not to provide false information or conceal important business financial facts;

(C) To notify Party B within 15 working days in writing in case of any change to name, legal representative (person in charge), domicile, scope of business, registered capital or articles of association of the Company (enterprise) and other business registration matters of Party A, and attach with relevant information after such a change;

(D) To use the loan in accordance with the stipulated purpose, not to occupy, misappropriate or use the loan to engage in illegal transactions. cooperate with and accept Party B's inspection and supervision over its production and operation, financial activities and borrowing use hereunder; not to secretly withdraw funds, transfer assets or make use of related transactions to avoid the debts to Party B; not to use any false contract with related parties, notes receivable, amounts receivable and other claims without an actual transaction background to discount or pledge in the bank so as to take bank funds or credit; and to pay borrowed funds in the way agreed upon.

(E) To abide by relevant provisions of the State on environmental protection if using the loan hereunder to carry out the manufacturing or engineering construction that conforms to the purpose as stipulated in this Contract;

(F) Not to provide security to any third party with the assets formed through the loan hereunder before paying off the loan principal and interest to Party B and without the consent of Party B;

(G) To timely report the situations of related transactions accounting for over 10% of its own net assets to Party B if serving as a group customer, including: (A) the relationship between the parties to the transaction; (D) the item and the nature of the transaction; (C) the amount or the corresponding proportion of the transaction; and (D) pricing policy (including transactions without an amount or with a symbolic value); and

(H) To promptly notify Party B in writing and implement the claims protection measures approved by Party B if there is any material adverse circumstance that may affect the borrowing safety.

Article 11 Rights and Obligations of Party B

1. To understand and check the basic situations of Party A and the use of loans.

2. To stop releasing loans or withdraw loans in advance if there is any material adverse circumstance that may affect the loan safety occurred to Party A.

3. Party A agrees that Party B may collect from Party A's any account opened in the rural credit cooperative system of Hebei Province if recovering or recovering in advance loan principal, interest, penalty interest, compound interest, liquidated damages, damages, attorneys' fees and other expenses for the realization of claims accordingly.

4. To make public disclosure against the breach of Party A or the Guarantor if Party A fails to perform the repayment obligations or the Guarantor fails to perform the guarantee obligations.

5. To release loans to Party A according to the Contract.

Article 12 Loan Security

The main way of security for loan hereunder is mortgage (credit / guarantee / mortgage / pledge) security, the specific terms of which shall be stipulated in the guarantee contract. The main way of security is only used as one of the bases for dividing loan category in the core system of Party B, and has nothing to do with the implementation order and manner of the security.

Article 13 Commitment and Guarantee of Party A

1. Party A shall abide by the principle of honesty and trustworthiness in signing and performing this Contract. All materials, documents and information about its own and the Guarantor provided to Party B shall be true, valid, accurate, complete and without any concealment or omission.

2. Party A guarantees its credit condition is good and without major bad record;

3. Party A commits that the loan funds are not used in areas and usages prohibited by the state;

4. Party A confirms that it will not make any outward investment or substantially increase debt financing without obtaining the written consent of Party B;

5. Party B shall have the right to conduct on-site or off-site due diligence investigation against Party A and carry out post-loan inspection of Party A's business performance, financial status, use of borrowing funds and repayment, etc. Party A has the obligation to actively cooperate with Party B in payment management, post-loan management and related inspection; and

6. Party A shall timely notify Party B of any material adverse event that may affect the solvency.

Article 14 Liability for Breach

1. Default situations

(A) Breach of contract by Party A

1. To fail to provide true, complete and effective financial accounting, production and operation status and other relevant information as required by Party B;

2. To fail to use the borrowings according to the agreed purposes;

3. To fail to repay loan principal and interest as agreed;

4. To refuse or hinder Party B to supervise and inspect the use of borrowings;

5. To transfer assets and withdraw funds to evade debts;

6. To be unable to settle its due debts due to deteriorated operating and financial conditions, become involved in or about to become involved in a major litigation or arbitration proceedings and other legal disputes, about which Party B thinks that it may affect or undermine or have affected or undermined its interests hereunder;

7. Any other debts incurred have affected or may affect the performance of Party B's obligations hereunder;

8. To fail to perform other obligations due to rural credit cooperatives;

9. During the term of validity of the Contract, to implement such behaviors as contracting, leasing, combination, merger, joint venture, division, joint operations, shareholding system reform and others that may change the mode of operation or the operating mechanism, about which Party B thinks that it may affect or undermine or have affected or undermined its interests hereunder;

10. Other circumstances that Party B considers to be sufficient to affect the realization of claims; and

11. To violate other contractual obligations and commitments hereunder.

(B) In case of the following circumstances occur to the Guarantor and Party A does not provide a new security in line with the requirements of Party B, Party A shall be deemed to have a breach of contract:

1. The Guarantor suffers from contracting, leasing, combination, merger, joint venture, division, joint operations, shareholding system reform, bankruptcy or revocation, etc., which is sufficient to affect the Guarantor to take the joint and several liability;

2. The Guarantor provides a third party with a security beyond its own affordability;

3. The Guarantor has lost or may lose the ability of security; and

4. Other breaches of contract of the Guarantor that ensure contract agreement.

(C) In case of the following circumstances occur to the Mortgagor and Party A does not provide a new security in line with the requirements of Party B, Party A shall be deemed to have a breach of contract:

1. The Mortgagor fails to handle an insurance for the mortgaged property at the request of Party B, or fails to handle the insurance compensation according to the mortgage contract after the occurrence of an insurance accident;

2. Any damage, loss or value reduction to the collaterals due to acts of a third party, and the Mortgagor fails to handle the damages according to the Contract;

3. Without the written consent of Party B, the Mortgagor grants, transfers, leases, repeats mortgaging, moves or otherwise disposes of the collaterals;

4. The Mortgagor disposes of the collaterals with the consent of Party B, but the proceeds from the disposal of the collaterals are not dealt with according to the contract;

5. Any damage, loss or value reduction to the collaterals is sufficient to affect the settlement of the debts hereunder, and the Mortgagor fails to promptly restore the value of the collaterals or to provide other security recognized by Party B; or

6. Other defaults of the Mortgagor under the mortgage contract.

(D) In case of the following circumstances occur to the Pledgor and Party A does not provide a new security in line with the requirements of Party B, Party A shall be deemed to have a breach of contract:

1. The Pledgor fails to handle an insurance for the pledged property at the request of Party B, or fails to handle the insurance compensation according to the pledge contract after the occurrence of an insurance accident;

2. Any damage, loss or value reduction to the pledges due to acts of a third party, and the Pledgor fails to handle the damages according to the pledge contract;

3. The Pledgor disposes of the pledges with the consent of Party B, but the proceeds from the disposal of the pledges are not dealt with according to the contract;

4. Any damage, loss or value reduction to the pledges is sufficient to affect the settlement of debt principal and interest, and the Pledgor fails to promptly restore the value of the pledges or to provide other security recognized by Party B; or

5. Other defaults of the Pledgor under the pledge contract.

(E) Where the security contract or other means of security is ineffective, invalid or revoked or there are other circumstances in which the Guarantor is partially or completely incapacitated or refuses to perform the obligations, and Party A fails to implement a new security as required by Party B, Party A shall be deemed to have a breach of contract.

2. Remedies for breach of contract

In case of default situations in (A) to (E) above, Party B shall have the right to exercise one or more of the following rights:

(A) To stop lending, announce immediate expiration of the loan, require Party A to immediately repay all the mature and unexpired debt principals, interests and expenses hereunder.

(B) To collect the liquidated damages according to __% of the loan principal from Party A;

(C) Where Party A fails to use the loan in accordance with the stipulated purpose hereof, for the part misappropriated by Party A, the interest and the compound interest shall be collected according to the penalty interest rate and the way of interest settlement hereunder from the date of loan use not as stipulated in the Contract to the date when the principal and interest are all paid off;

(D) Before the maturity of the loan, for the interest not paid off in time by Party A, the compound interest shall be collected according to the loan interest rate and the way of interest settlement stipulated in Article 5 hereof.

(E) After the loan has been overdue, for the loan principal and interest not paid off in time by Party A (including the loan principal and interest which is announced by Party B the early maturity in whole or in part), the interest and the compound interest shall be collected according to the penalty interest rate and the way of interest settlement hereunder from the overdue date to the date when the principal and interest are all paid off. Overdue borrowing refers to that Party A fails to repay as scheduled or repay the borrowing within the time limit of sub-repayment plan agreed herein;

(F) Party A agrees that Party B shall have the right to collect from the account opened by it in the rural credit cooperative system of Hebei Province without prior notice to Party A;

(G) To require Party A to provide new securities in line with the requirements of Party B for all the debts hereunder;

(H) To exercise the rights to security;

(I) If Party B's claims hereunder are notarized by a notary public and conferred the effect of enforcement, Party B may apply directly to the people's court for compulsory execution when Party A fails to perform the repayment obligations; or

(J) To terminate this Contract.

Article 15 Cost Bearing

The expenses for Party B to realize claims (including but not limited to notary fees, legal fees, litigation costs, enforcement fees, travel expenses, property preservation fees, asset appraisal fees, appraisal fees, auction fees and related taxes and fees for transfer of property rights, etc.) shall be borne by Party A, unless otherwise agreed by both parties or otherwise provided by laws, administrative regulations, departmental rules and regulations.

Article 16 Party A agrees that Party B may inquire about the credit status of Party A from the credit database approved and established by the People's Bank of China and the credit and credit investigation authority or to relevant units and departments, and agrees that Party B may provide Party A's information to the credit database approved and established by the People's Bank of China and the credit and credit investigation authority. Party A agrees that Party B may reasonably use and disclose Party A's information for business needs.

Article 17 Announcement Collection

Party B shall have the right to notify relevant departments or units when Party A defaults on its loan principal and interest or has other defaults; Party B shall have the right to make a public announcement through the news media at the national level or at or above the provincial level (including the provincial level) at Party A's location, Party A agrees that Party B's announcement collection has the effect of discontinuing the limitation of action.

Article 18 Effectiveness of Evidence of Party B's Records

Party B's internal accounting records about principal, interest, expenses, repayment records, etc., and the documents and vouchers occurred during the business processes such as withdrawal, repayment, interest payment, etc. made by the Debtor as produced or retained by Party B and the records and vouchers about the collection of loans by Party B shall constitute a valid proof of debtor-creditor relationship under the Master Contract. Party A shall not object to the above-mentioned records, documents or vouchers made or retained by Party B alone.

Article 19 Extension Application

If Party A can not repay the loan on time due to special circumstances, it shall submit a written application to Party B within __ working days before loan expiry. The term of repayment shall be extended after an extension agreement is signed upon the consent of Party B, but the interest rate of loan shall be determined according to the accumulative term.

Article 20 Dispute Resolution

Any dispute incurred in the course of contract performance shall be resolved through consultation; and if the consultation fails, it shall be resolved according to the following Way 1:

(A) To file a lawsuit to the people's court at Party B's location; or

(B) To submit to the Arbitration Commission of _________ for arbitration in accordance with the arbitration rules in effect at the time of application. The arbitral award is final and binding on both parties hereto.

During litigation or arbitration, the terms hereof which do not involve the disputed part shall be resumed the performance.

Article 21 Miscellaneous

1. The term "expiry" or "maturity" as used in this Contract includes the case where Party B announces that the debt hereunder expires prematurely in accordance with the stipulations hereof or national laws and regulations.

2. The material adverse events mentioned in this Contract include but are not limited to the following situations: Party A has lost all or part of its repayment ability; the Guarantor's financial condition has deteriorated or the security capability has been decreased for other reasons; or the value reduction, damage, loss, expropriation or ownership dispute occurred to the collaterals and pledges is sufficient to affect Party B to achieve the security interests.

Article 22 This Contract shall take effect after being signed and sealed by both parties hereto.

Article 23 This Contract shall be in duplicate, between which Party A holds 1 copy and Party B holds 1 copy, both having the same legal effect.

Article 24 Other Agreements

1.___________________________________________________________________________________________________________________.

2.___________________________________________________________________________________________________________________.

Article 25 Tips

Party B has drawn the attention of Party A for a comprehensive and accurate understanding of the terms hereof, and explained corresponding terms at the request of Party A. The parties to the Contract agree on the meanings hereof.

Party A (Official Seal): Northern Altair Nanotechnologies Co., Ltd. (Seal)

Legal Representative (Person in Charge) or Authorized Agent (Signature): Wei Guohua (Signature and seal)

Party B (Official Seal): Wu'an Rural Credit Union Co., Ltd (Seal)

Legal Representative (Person in Charge) or Authorized Agent (Signature): Kang Zhibin (Seal)

December 19, 2016

Contract No.: W. A. L. S. N. X. D. Z. [2016] No. 06802016957166

Mortgage Contract

Debtor: Northern Altair Nanotechnologies Co., Ltd.

Mortgagor: Northern Altair Nanotechnologies Co., Ltd.

Mortgagee: Wu'an Rural Credit Union Co., Ltd

December 19, 2016

Note

In order to safeguard your interests, please carefully read the following precautions before signing this Contract:

1. You have read all the terms of this Contract, and have been aware of their meanings; and relevant authorities of Hebei provincial rural credit cooperatives have given a clear and specific explanation and description of concepts, terms, etc. in the Contract;

2. You have ensured that the relevant documents and materials submitted to the Lender are true, lawful and valid;

3. You have confirmed that you have the right to sign this Contract and are aware of the rights and obligations under this Contract.

4. You are aware that you must bear corresponding legal liabilities if committing any fraud or breach;

5. You will be in the principle of good faith and credit to voluntarily sign and perform this Contract accordingly;

6. Please neatly fill in the contents you need to fill out with a pen or sign pen.

If you have any questions about this Contract, please consult with Hebei provincial rural credit cooperatives at all levels before signing.

Mortgage Contract

W. A. L. S. N. X. D. Z. [2016] No. 06802016957166

Mortgagor (Party A): Northern Altair Nanotechnologies Co., Ltd.
Certificate Name: Business license	Certificate No.: 91130481596827470T
Legal Representative (Person in Charge): Wei Guohua
Domicile: North of Dongzhuchang Village, Wu'an Town, Wu'an City, Hebei
Postal Code: 056300	Fax: _____________	Tel.: 0310-5677776

Mortgagee (Party B): Wu'an Rural Credit Union Co., Ltd
Legal Representative (Person in Charge): Kang Zhibin
Domicile: No. 585, Fuqiang Street, Wu'an City
Postal Code: 056300	Fax: _____________	Tel.: 0310-5611101

Whereas Party A is willing to provide mortgage security for a series of obligations of the debtor under the "Enterprise Loan Contract" (hereinafter referred to as the "Master Contract") numbered 06802016686196 and signed by and between Party B and Northern Altair Nanotechnologies Co., Ltd. (hereinafter referred to as the "Debtor"), in accordance with relevant laws, regulations and rules, Party A and Party B have entered into this Contract by mutual agreement so as to jointly abide by it.

Article 1 Mortgaged Property

1. Party A sets mortgage on the property listed in the "List of Mortgaged Properties" hereof.

2. In case of any inconsistency between the "List of Mortgaged Properties" hereof as a result of replacement of new ownership or certificate of other entitlement or other rights (mortgage) certificate or supporting mortgage documents received by Party B and the above mentioned new ownership certificate or relevant records on the register of the registration authority, Party A shall not refuse to assume the security liability on this ground.

3. Unless otherwise agreed by the parties or stipulated by law, the newly added articles on the mortgaged property due to attachment, mixing, processing or alteration, etc. shall also serve as mortgage security for Party B's claims, and Party A shall handle necessary mortgage registration procedures in accordance with the requirements of Party B.

4. If the value of the mortgaged property has reduced or may reduce, thus affecting the realization of Party B's claims, Party A shall provide new security in accordance with Party B's requirements.

Article 2 Scope of Security

1. The scope of security of the Mortgage Contract is the following Type B:

(A) The scope of security of the Mortgage Contract is the total claims of Party B under the Master Contract, including but not limited to the principal, interest (including compound interest and penalty interest), liquidated damages and compensation of each single loan hereunder, other payments made by the Debtor to Party B, all expenses incurred by Party B for the realization of claims and security rights (including but not limited to legal fees, arbitration fees, property preservation fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees, attorney fees, etc.).

(B) The scope of security of the Mortgage Contract is the principal (currency) RMB (in words) One Hundred and Five Million Only under the Master Contract, including but not limited to the principal, interest (including compound interest and penalty interest), liquidated damages and compensation of each single loan under the Master Contract, other payments made by the Debtor to Party B, all expenses incurred by Party B for the realization of claims and security rights (including but not limited to legal fees, arbitration fees, property preservation fees, travel expenses, implementation fees, assessment fees, auction fees, notary fees, delivery fees, announcement fees, attorney fees, etc.).

2. Loans, interest and expenses under the Master Contract or any other claims of Party B relating to the Master Contract shall be within the scope of security of the Mortgage Contract

3. The mortgage period is:

From December 19, 2016 to June 18, 2018. If Party A agrees to extend the term of debt, the mortgage period shall be until the date of expiration of the performance term of debt as re-agreed in the extension agreement; and Party A must cooperate with Party B on corresponding registration if it needs to register. If Party B declares the advance maturity of the debt according to the Master Contract, the mortgage period shall be ended on the date of advance maturity as declared by Party B. If the debt under the Master Contract is performed in installments, the mortgage period of each debt shall be until the date of expiration of the performance of the last debt.

Article 3 Registration of Mortgaged Property

The parties shall handle mortgage registration in an appropriate registration department within ___ working days after the signing hereof. Party A shall hand over certificate of other entitlement, the original mortgage registration document and other entitlement certificates relating to the mortgaged property to Party B for holding on the date of completion of mortgage registration.

For false registration and invalid registration due to Party A, Party A shall still undertake the joint and several liability of guaranty within the scope of security hereunder and need to bear the liability for breach in accordance with corresponding provisions under "Article X" hereof.

Article 4 Change of Master Contract

1. If Party B and the Debtor agree to change terms of the Master Contract (including but not limited to change mode of repayment, loan account, repayment account, use plan, repayment plan, value date, expiry date, start date or ending date of performance term of debt without extending the performance term of debt), Party A agrees to undertake the liability of guaranty for debt under the changed master contract.

But without Party A's prior consent, if Party B and the Debtor agree to change the performance term of debt or increase the principal amount of debt, Party A shall still undertake the liability of guaranty for debt of Party B within the time limit and scope under the original contract.

2. Changes to the parties

Party A's liability of guaranty shall not be waived under any of the following circumstances:

(A) Where Party B or the Debtor undergoes restructuring, combination, merger, division, increase or decrease of capital, joint venture, joint operation, renaming and so on;

(B) Party B entrusts a third party to perform its obligations under the Master Contract.

3. Where the claims under the Master Contract are transferred to a third party, the warranty under the Master Contract is transferred accordingly, Party A shall assist Party B and the third party to go through the formalities for registration of alteration of mortgage as required by law.

4. Where the transfer of claims or debts under the Master Contract is ineffective, invalid, revoked or rescinded, Party A shall undertake the liability of guaranty to Party B in accordance with this Contract.

Article 5 Possession and Safekeeping of Mortgaged Property

1. Party A shall take proper possession, custody and maintenance of the mortgaged property, reasonably use the mortgaged property, maintain the mortgaged property in good condition and pay the taxes and fees related to the mortgaged property on time. Party B shall have the right to inspect the mortgaged property, and may require Party A to deposit the original mortgaged property rights certificates with Party B.

2. If Party A consigns or consents to the possession, custody and use of the mortgaged property by a third party, Party A shall inform the third party of the existence of mortgage of Party B and require it to keep the mortgaged property in good condition, accept Party B's inspection of the mortgaged property and not to interfere with Party B to realize the mortgage. Party A shall not be relieved of its obligations under the preceding paragraph and shall be responsible for the third party's behaviors.

(C) Where the mortgaged property causes personal or property damage, Party A shall bear the liability for compensation. Party B shall be entitled to claim from Party A for all costs arising therefrom if Party B bears the responsibility for the claim or if Party B has advanced the compensation for Party A.

Article 6 Insurance for Mortgaged Property

1. Unless otherwise agreed by both parties, Party A shall carry out the insurance for the mortgaged property in accordance with relevant laws and the type of insurance, the term of insurance and the insured amount designated by Party B. The insurer shall have a legal qualification and a good reputation.

2. The contents of the insurance policy shall comply with the requirements of Party B and shall not be accompanied by restrictive conditions that impair Party B's interests. The insurance policy shall specify in particular that Party B shall be the priority beneficiary (the first beneficiary) of the insurance indemnity; any change to insurance policy shall be agreed in writing by Party B; in the event of an insurance accident, the insurer shall pay the insurance indemnity directly to an account designated by Party B. If the mortgage property is insured but the insurance policy does not indicate the above, the insurance policy shall be endorsed or altered accordingly.

3. Party A shall ensure that the insurance is continuous and effective, and shall not, for any reason, cause the insurance to be interrupted, canceled or invalidated, or the insurer to be exempted from liability or the insurance policy to be changed without the consent of Party B. If the insurance period expires but Party A's claims are not fully repaid, Party A shall renew and extend the insurance period accordingly.

4. Party A shall deliver the original insurance policy of the mortgaged property to Party B within ___ working days from the date of signing this Contract (if the mortgaged property is renewed the insurance, it shall be the date of renewal completion), and transfer necessary documents if Party B reserves relevant insurance claims or insurance rights.

5. In terms of insurance compensation for the mortgaged property, Party B shall have the right to choose the following methods to deal with, and Party A shall assist in relevant formalities:

(A) To use it to repair the mortgaged property so as to restore the value of the mortgage property with the consent of Party B;

(B) To pay off or prepay off the debt principal and interest under the Master Contract and related expenses;

(C) To provide pledge security for the debt under the Master Contract; and

(D) To dispose of it freely if having provided Party B with satisfactory new security.

Article 7 Restrictions on Disposing of Mortgaged Property by Party A

1. Party A shall not dispose of the mortgaged property in any way without Party B's written consent, including but not limited to abandonment, lease (including renewal of lease after the original lease contract expires), gift, transfer, funding, repetitive security, migration, change to public use, and attachment with other materials, alteration or segmentation.

2. With the written consent of Party B, the price or other payments obtained from Party A's disposal of the mortgaged property shall be deposited in an account specified by Party B. Party B shall be entitled to choose any of the methods stipulated in Items (B) to (D) of Paragraph 5 of Article 6 hereof to deal with the aforesaid payments, and Party A shall assist in relevant formalities.

Article 8 Third Party Obstruction

1. Party A shall notify Party B immediately if the mortgaged property is expropriated, requisitioned, dismantled, confiscated or recovered without pay by the state or if the mortgaged property is seized, frozen, detained, supervised, mortgaged, auctioned, forcibly occupied, destroyed or otherwise disposed by a third party, and shall promptly take preventive, exclusive and remedial measures to prevent further loss; and if Party B requests, Party A shall provide new security in line with the requirements of Party B, otherwise Party A shall be deemed to be in breach hereof.

2. The remaining part of the mortgaged property after the occurrence of the aforesaid circumstances shall still serve as the mortgage security for the claims of Party B. Any compensation obtained by Party A for the above reasons shall be deposited in an account specified by Party B. Party B shall be entitled to choose any of the methods stipulated in Items (A) to (D) of Paragraph 5 of Article 6 hereof to deal with the aforesaid payments, and Party A shall assist in relevant formalities.

Article 9 Realization of Mortgage

1. Where the Debtor fails to perform the debt due under the Master Contract or fails to perform the debt that has been declared to be mature in advance or violates other stipulations under the Master Contract, Party B shall be entitled to apply directly to the people's court for selling or auctioning the mortgaged property, so as to realize the mortgage.

2. For the value of the mortgaged property as recorded in the "List of Mortgaged Properties" hereunder or as otherwise agreed by the Parties (hereinafter referred to as the "Provisional Value"), no matter whether it has been recorded on the register of the registration authority, it shall not indicate the final value of the mortgaged property, and the final value shall be the net amount of the proceeds from disposal of the mortgaged property by Party B, net of taxes and fees.

If the mortgaged property is used to offset the claims of Party B, the above-mentioned provisional value does not serve as a basis for compensating the claims of Party B with the mortgaged property, and the value of the mortgaged property shall be determined by consensus or fair assessment according to law.

3. The proceeds from disposal of the mortgaged property by Party B, excluding the amount to pay for the expenses incurred in the selling or auctioning process (including but not limited to custody fees, appraisal fees, auction fees, transfer fees, taxes, fees for assignment of state-owned land use rights, etc.), shall be given the priority for the settlement of the debt under the Master Contract, and the remaining balance shall be refunded to Party A.

4. Where Party A and the Debtor are the same person, Party B may apply for enforcement for the properties other than the mortgaged property of Party A and shall not take the waiving of mortgage or disposal of the mortgaged property as the prerequisite.

5. Party A shall not prevent Party B from realizing the mortgage in any way(including acts or omissions).

6. No matter whether Party B has other securities for the claims under the Master Contract (including but not limited to guarantee, mortgage, pledge, letter of guarantee, standby letter of credit and other means of security), regardless of when the above-mentioned other securities are established, whether they are valid, whether Party B makes claims to other guarantors, whether a third party agrees to bear the debts under the Master Contract in whole or in part and whether other securities are provided by the Debtor itself, Party A shall not be waived its security liability hereunder, and Party B may directly request Party A to undertake the security liability within the scope of security in accordance with this Contract, to which Party A shall not raise any objection.

7. If the limitation of security liability agreed hereunder is less than the actual balance of claims under the Master Contract and the claims under the Master Contract are not completely paid off after Party A assumes the security liability, Party A undertakes that its claims for (including advance exercise of) the right of subrogation or recourse to the Debtor or other guarantors shall not impair the interests of Party B, and agree that the payment off debts under the Master Contract shall take precedence over the realization of the right of subrogation or recourse of Party A.

Specifically, before the claims of Party B are not fully paid off,

(A) Party A agrees not to claim the rights of subrogation or recourse against the Debtor or other guarantors; but if Party A has realized the above rights for any reason, Party A shall give priority to the payment off the outstanding claims of Party B;

(B) If the debts under the Master Contract are secured by other collaterals, Party A agrees not to propose any claim against the collaterals or the proceeds from disposal with the right of subrogation or for any other reason, the collaterals and the proceeds shall be given priority to the payment off the outstanding claims of Party B; and

(C) If the Debtor or a guarantor provides counter-security for Party A, the proceeds received by Party A based on the above counter-security shall be given priority to the payment off the outstanding claims of Party B.

8. Party A has fully recognized the interest rate risk. If Party B adjusts interest rate level, interest bearing or settlement ways according to the stipulations hereof or the interest rate policy of China, resulting in increase in the interest, penalty interest or compound interest to be repaid by the Debtor, Party A also bear the security liability for the increased part.

9. If the Debtor has other debts due to Party B in addition to the debts under the Master Contract, Party B shall have the right to collect the amount of RMB or other currency in the account opened by the Debtor in the rural credit cooperative system of Hebei Province to firstly settle any debt due, and Party A's security liability is not relieved accordingly.

Article 10 Liability for Breach of Contract

1. Party A's liability for breach of contract

(A) If Party A violates any of the stipulations hereof or there is any falsehood, error and omission between its statements and the matters secured, Party B shall be entitled to take one or more of the following measures:

1. To require Party A to correct the breach within a time limit;

2. To require Party A to provide new security;

3. To require Party A to compensate for the losses;

4. To dispose of the mortgaged property; or

5. Other remedies as permitted by law.

(B) Party B shall be entitled to choose any of the methods stipulated in Items (A) to (D) of Paragraph 5 of Article 6 hereof to deal with the proceeds from disposal of the mortgaged property, and Party A shall assist in relevant formalities.

(C) If the mortgage fails to be established effectively due to Party A, or the value of the mortgaged property is caused to decrease or Party B is caused to fail to realize the mortgage in time or in full, and Party A and the Debtor are not the same person, Party B shall be entitled to require Party A to be jointly and severally liable with the main contractual liabilities and the Debtor within the scope of security as stipulated in this Contract.

2. Party B's liability for breach of contract

If Party B loses the certificate of entitlement of mortgaged property delivered by Party A due to fault, or Party B fails to timely return the certificate of entitlement of mortgaged property or fails to assist with the mortgage registration cancellation after Party A applies after the liabilities under the Master Contract are paid off, Party A shall be entitled to take one or more of the following measures:

(A) To require Party B to bear the make-up fees for the certificate of entitlement of mortgaged property;

(B) To require Party B to return the certificate of entitlement of mortgaged property within a specified period of time or to assist Party A to cancel the registration of mortgaged property.

Article 11 Other Clauses

1. Cost bearing

The cost of possession, management, disposal, notarization, insurance, transportation, storage, custody, valuation, repair, maintenance, auction, transfer, etc. relating to the Contract and the mortgaged property under the Master Contract shall be borne by Party A, unless otherwise agreed by both parties or otherwise provided by laws, administrative regulations, departmental rules and regulations.

2. Collection of payables

For all payables from Party A hereunder, Party B shall have the right to collect the corresponding amount of RMB or other currency in the account opened by Party A in the rural credit cooperative system of Hebei Province and shall inform Party A accordingly. Party A shall be obliged to assist Party B in handling foreign exchange settlement or foreign exchange transactions, with the exchange rate risk to be borne by Party A.

3. Use of Party A's information

Party A agrees that Party B may inquire about the credit status of Party A from the credit database approved and established by the People's Bank of China and the credit and credit investigation authority or to relevant units and departments, and agrees that Party B may provide Party A's information to the credit database approved and established by the People's Bank of China and the credit and credit investigation authority. Party A agrees that Party B may reasonably use and disclose Party A's information for business needs.

4. Announcement collection

Party B shall have the right to notify relevant departments or units when Party A breaches the Contract; Party B shall have the right to make a public announcement through the news media at the national level or at or above the provincial level (including the provincial level) at Party A's location, Party A agrees that Party B's announcement collection has the effect of discontinuing the limitation of action.

5. Effectiveness of evidence of Party B's records

Party B's internal accounting records about principal, interest, expenses, repayment records, etc., and the documents and vouchers occurred during the business processes such as withdrawal, repayment, interest payment, etc. made by the Debtor as produced or retained by Party B and the records and vouchers about the collection of loans by Party B shall constitute a valid proof of debtor-creditor relationship under the Master Contract. Party A shall not object to the above-mentioned records, documents or vouchers made or retained by Party B alone.

6. Reservation of right

The rights of Party B hereunder do not affect or exclude any of its rights under the laws, regulations and other contracts. Any grant of any kind of indulgence, grace, favor or delay in the performance of any right hereunder against default or delay shall neither be deemed to be a waiver of any right or interest hereunder or any license or endorsement of any breach of this Contract, nor affect, prevent or impede the continued performance of such rights or the exercise of any other rights thereto, nor cause Party B to bear obligations or liabilities to Party A.

Even if Party B does not exercise or delays the exercise of any of the rights under the Master Contract or does not use up any of the remedies under the Master Contract, Party A shall not be relieved of its security liability hereunder.

7. If Party A commits division, dissolution, insolvency proceedings, revocation, cancellation of business registration or revocation of business license, or the mortgaged property is damaged, lost, infringed or out of control of Party A due to natural factors or because of third-party behaviors, or where there is dispute over the ownership of the mortgaged property or the certificate of entitlement is canceled, Party B shall be notified immediately.

8. Dissolution or bankruptcy of the Debtor

Party A shall immediately notify Party B of declaring claims when knowing that the Debtor enters the dissolution or bankruptcy proceedings, and shall participate in the dissolution or bankruptcy proceedings and exercise the right of recourse in advance. If Party A knows or ought to know that the Debtor has entered the dissolution or bankruptcy proceedings but fails to exercise the right of recourse in advance, the loss shall be borne by Party A.

Notwithstanding the provisions of Item 2 of Paragraph 6 of this Article, in the bankruptcy proceedings of the Debtor, if Party B enters into a reconciliation agreement with the Debtor or agrees to a reorganization plan, the rights of Party B hereunder shall not be impaired by the reconciliation agreement or the reorganization plan, and Party A's security liability shall not be relived. Party A shall not confront Party B's claims on the terms of the reconciliation agreement or the reorganization plan. For the claims that fails to obtain timely repayment due to concession to the Debtor in the reconciliation agreement or the reorganization plan, Party B shall still have the right to require Party A to undertake the security liability.

9. Dissolution or bankruptcy of Party A

Party B shall have the right to participate in Party A's liquidation or bankruptcy proceedings and declare its rights even if Party B has not yet expired its claims under the Master Contract.

10. Any change to Party A's communication address or contact information shall notify Party B in writing within ___ working days after that. Party A shall bear the losses caused by its failure to timely notify Party B of the change.

11. Other agreed matters

12. Contract dispute resolution

Any dispute incurred in the course of contract performance shall be resolved through consultation; and if the consultation fails, it shall be resolved according to the following Way 1:

(A) To file a lawsuit to the people's court at Party B's location; or

(B) To submit to the Arbitration Commission of _________ for arbitration in accordance with the arbitration rules in effect at the time of application. The arbitral award is final and binding on both parties hereto.

During litigation or arbitration, the terms hereof which do not involve the disputed part shall be resumed the performance.

If the Contract is notarized in the notary public with the Master Contract and it grants the enforcement against the claims of Party B, if the principal debtor fails to perform the repayment obligations or the mortgagor fails to assume the security liability, Party B may apply directly to the people's court for enforcement against the debtor and the mortgagor.

13. Entry into force of the Contract

This Contract shall immediately take effect after its being signed and stamped with official seal by the parties (legal representatives / persons in charge) or their authorized agents.

14. This Contract is in triplicate, among which Party A holds 1 copy and Party B holds 1 copy, all having the same legal effect.

Article 12 List of mortgaged properties

Please see the attachment.

Article 13 Party A's representations and warranties

1. Party A is clearly aware of the scope of business and authorization authority of Party B.

2. Party A has read all the terms of this Contract and the Master Contract. At the request of Party A, Party B has made corresponding explanations to the terms of this Contract and the Master Contract. Party A has fully known and fully understood the meanings of such terms and corresponding legal consequences.

3. Party A has the legal qualifications as a guarantor. Party A's security behavior hereunder is in accordance with laws, administrative rules and regulations, Party A's articles of association or internal organization documents, and has obtained the approval of internal competent company departments and / or competent organs of the state. Party A shall be responsible for all the losses arising from Party A's inability to sign this Contract, including but not limited to full compensation for Party B's resulting losses.

4. Party A confirms that it has full knowledge of the Debtor's assets, liabilities, operations, credit, reputation, etc., whether it has the main qualification and authority to sign the Master Contract and all the contents of the Master Contract.

5. Party A has the right of ownership or disposition on the mortgaged property according to law. The mortgaged property is not a public welfare facility and is forbidden circulation and transfer, and there is no dispute of ownership.

6. There is no other co-owner relating to the mortgaged property; or if there are other co-owners, but the behavior of mortgage guarantee has been agreed in writing by other co-owners.

7. The mortgaged property does not come with any defects or burdens which have not been notified Party B in writing, including but not limited to that the mortgage property is restricted circulation, seized, detained, supervised, leased or mortgaged, or that the mortgaged property comes with defaulted purchase price, maintenance costs, construction project price, state taxes, land use right transfer payments, damage compensation and other situations or that the corresponding value of the mortgaged property used in the mortgage has been secured for a third party.

8. All materials and information related to the mortgaged property provided by Party A to Party B shall be true, lawful, accurate and complete.

9. The mortgage security provided by Party A neither harms the legitimate interests of any third party nor violates Party A's legal and contractual obligations.

Attachment:

List of Mortgaged Properties

Name of Mortgaged Property	No. of Ownership Certificate and Other Relevant Certificates	Issuing Unit of Ownership Certificate and Other Relevant Certificates	Location	Area or Quantity	Initial Value of Mortgaged Property (In Ten Thousand Yuan)	Assessment Value of Mortgaged Property (In Ten Thousand Yuan)	Amount Set Mortgage for Other Claims (In Ten Thousand Yuan)	Remark
Land	W. G. Y. (2016) No.043	Bureau of Land and Resources of Wu'an	Xichangyuan Village, Wu'an Town, Wu'an	53333.30 m2		46933304 Yuan
Land	W. G. Y. (2016) No.042	Bureau of Land and Resources of Wu'an	North of Dongzhuchang Village, Wu'an Town, Wu'an	188366.67 m2		165762669.60 Yuan
Land	W. G. Y. (2016) No.041	Bureau of Land and Resources of Wu'an	Xichangyuan Village, Wu'an Town, Wu'an	24966.70 m2		21970690 Yuan

Northern Altair Nanotechnologies Co., Ltd. (Seal)

Party A (Official Seal): Northern Altair Nanotechnologies Co., Ltd. (Seal)

Legal Representative (Person in Charge) or Authorized Agent (Signature): Wei Guohua (Signature and seal)

December 19, 2016

Party B (Official Seal): Wu'an Rural Credit Union Co., Ltd (Seal)

Legal Representative (Person in Charge) or Authorized Agent (Signature): Kang Zhibin (Seal)

December 19, 2016

Voucher for Special Transfer of Rural Credit Cooperatives & Rural Commercial (Cooperative) Banks of Hebei Province

December 21, 2016

Hebei Xinhe Printing	Payer	Full Name	Northern Altair Nanotechnologies Co., Ltd.	Payee	Full Name	Northern Altair Nanotechnologies Co., Ltd.	Number of Attachments
		Account No.	068880110000441457		Account No.	068880122000065703
		Bank of Deposit	Wu'an Credit Union		Bank of Deposit	Wu'an Credit Union
	Amount	RMB (In Words)	One Hundred and Five Million Yuan Only
	Amount on Original Voucher		105000000.00 Yuan	Compensation
	Name on Original Voucher			Number of Original Voucher
	Reason for Transfer	Loan release Seal of Credit Cooperatives (Bank) Financial Receipt Stamp of Wu'an Rural Credit Union Co., Ltd. on December 21, 2016 (06) (Seal)				Authorizer Post-supervisor Reviewer Teller

Borrowing IOU of Rural Credit Cooperatives & Rural Commercial (Cooperative) Banks of Hebei Province

No.: 024981396

Address of Borrower:	December 21, 2016	10970199
Borrower	Northern Altair Nanotechnologies Co., Ltd.
Loan Account No.	068880110000441457	Deposit Account No. of Borrower	068880122000065703
Subject Code	125302	Serial No. of Borrowing Contract	06802016686196
Borrowing Interest Rate (Monthly)	9.579167‰	No. of Collateral
Term	Middle and long-term	Borrowing Date	December 21, 2016	Maturity Date	June 18, 2018
Borrowing Amount (In Words)	One Hundred and Five Million Yuan Only
Loan Type	Rural industrial and commercial loan	Mode of Interest Settlement	By month	Way of Guarantee	Mortgage loan
Usage
No. of Borrowing Contract	W. A. L. S. N. X. J. Z. (2016) No. 06802016686196
Authorized Teller
Repayment Registration	Date	No. of Collection Voucher	Principal	Interest	Principal Owed	Seal of Operator

Borrower	Lender
Borrowing Unit (Individual)	Seal	Lending Unit	Seal
Legal Representative:	Seal: Wei Guohua (Seal)	Credit Supervisor: Peng Lizhong (Signature)	Seal: Peng Lizhong (Seal)
Authorized Agent: Yao Xunbing (Signature)	Seal	Credit Clerk: Yang Jianguo (Signature)	Seal: Yang Jianguo (Seal)
December 21, 2016	December 21, 2016
Northern Altair Nanotechnologies Co., Ltd.	Special Seal for Loan Contracts of Wu'an Rural Credit Union Co., Ltd. (Seal)

Real Estate Registration Certificate

Real Estate Registration Certificate	J. (2016) Wu'an Real Estate Certificate No. 0000243
	Certified Rights or Matter	Right to mortgage

Under the Property Law of the People's Republic of China as well as other laws and regulations, in order to protect legitimate rights and interests of the obligee of real estate, after review and verification to the real estate rights or registered matters listed in the Certificate applied for registration by the applicant, this Certificate is approved the registration and issued accordingly.

Registration Authority (Seal): Special Seal for Real Estate Registration of Wu'an Land and Resources Bureau (Seal)

December 21, 2016

Produced under supervision of the Ministry of Land and Resources of the People's Republic of China

No.: 13000022215 Others Obligor

	Obligee (Applicant)	Wu'an Rural Credit Union Co., Ltd
	Obligor	Northern Altair Nanotechnologies Co., Ltd.
	Location	North of Dongzhuchang Village, Wu'an Town, Wu'an
	Real Estate Unit No.	130481, 101012, GB00008, W00000000
	Others	Real Estate Certificate No.: W. G. Y. (2016) No. 42 Way to mortgage: General mortgage Amount of Secured Creditor's Rights: RMB 74.55 million
Remarks

Real Estate Registration Certificate

Real Estate Registration Certificate	J. (2016) Wu'an Real Estate Certificate No. 0000244
	Certified Rights or Matter	Right to mortgage

Under the Property Law of the People's Republic of China as well as other laws and regulations, in order to protect legitimate rights and interests of the obligee of real estate, after review and verification to the real estate rights or registered matters listed in the Certificate applied for registration by the applicant, this Certificate is approved the registration and issued accordingly.

Registration Authority (Seal): Special Seal for Real Estate Registration of Wu'an Land and Resources Bureau (Seal)

December 21, 2016

Produced under supervision of the Ministry of Land and Resources of the People's Republic of China

No.: 13000022216 Obligor

	Obligee (Applicant)	Wu'an Rural Credit Union Co., Ltd
	Obligor	Northern Altair Nanotechnologies Co., Ltd.
	Location	North of Dongzhuchang Village, Wu'an Town, Wu'an
	Real Estate Unit No.	130481, 101012, GB00009, W00000000
	Others	Real Estate Certificate No.: W. G. Y. (2016) No. 44 Way to mortgage: General mortgage Amount of Secured Creditor's Rights: RMB 9.45 million
Remarks

Real Estate Registration Certificate

Real Estate Registration Certificate	J. (2016) Wu'an Real Estate Certificate No. 0000245
	Certified Rights or Matter	Right to mortgage

Under the Property Law of the People's Republic of China as well as other laws and regulations, in order to protect legitimate rights and interests of the obligee of real estate, after review and verification to the real estate rights or registered matters listed in the Certificate applied for registration by the applicant, this Certificate is approved the registration and issued accordingly.

Registration Authority (Seal): Special Seal for Real Estate Registration of Wu'an Land and Resources Bureau (Seal)

December 21, 2016

Produced under supervision of the Ministry of Land and Resources of the People's Republic of China

No.: 13000022217

	Obligee (Applicant)	Wu'an Rural Credit Union Co., Ltd
	Obligor	Northern Altair Nanotechnologies Co., Ltd.
	Location	North of Dongzhuchang Village, Wu'an Town, Wu'an
	Real Estate Unit No.	130481, 101012, GB00005, W00000000
	Others	Real Estate Certificate No.: W. G. Y. (2016) No. 43 Way to mortgage: General mortgage Amount of Secured Creditor's Rights: RMB 21 million
Remarks